Filed Pursuant to Rule 497(e)
Registration Nos.: 033-08021

SUNAMERICA EQUITY FUNDS

AIG Japan Fund

(the “Fund”)

Supplement dated June 23, 2017,

to the Fund’s Statement of Additional Information (“SAI”) dated January 30, 2017,

as supplemented and amended to date

Effectively immediately, the information with respect to the Fund in the table on page 42 of the SAI under the heading “Information about the Portfolio Managers – Other Accounts Managed by each Portfolio Manager” is hereby deleted in its entirety and replaced with the following:

			Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)			Number of Accounts and Total Assets Which Advisory Fee is Performance Based ($ in millions except as noted)
Fund	Adviser/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
AIG Japan Fund	Wellington	J.Y. Oh	3 $547.7	7 $220.4	4 $881.6	– $–	3 $200.3	2 646.5

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_EFSAI_1-17